UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 1, 2006

ECC Capital Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32430	841642470
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1833 Alton Parkway, Irvine, California		92606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 856-8300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On May 1, 2006, Encore Credit Corp., a direct wholly owned subsidiary of the registrant ("Encore"), Bravo Credit Corporation, an indirect wholly owned subsidiary of the registrant ("Bravo"), and the registrant entered into Amendment No. 9 to the Master Repurchase Agreement with Credit Suisse First Boston Mortgage Capital LLC ("Amendment No. 9"). The purpose of Amendment No. 9 was to decrease the Maximum Aggregate Purchase Price from $950 million to $700 million and to extend the Termination Date to June 30, 2006. Amendment No. 9 is filed as Exhibit 10.1 to this Current Report on Form 8-K.

On May 1, 2006, Encore, Bravo and the registrant extended the termination date of the Amended and Restated Master Repurchase Agreement with IXIS Real Estate Capital Inc. (the "Master Repurchase Agreement"). The Master Repurchase Agreement termination date is extended from May 1, 2006 to May 15, 2006. The Master Repurchase Agreement was filed as Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 25, 2005.

On May 5, 2006, the registrant and Friedman, Billings, Ramsey Group, Inc. ("Friedman") entered into a letter of amendment (the "Letter of Amendment") amending that certain Registration Rights Agreement dated as of February 14, 2005, by and among Friedman, Milestone Advisors LLC and the registrant, as amended by that certain letter of amendment dated March 16, 2006 (the "Registration Rights Agreement"). The Letter of Amendment extends the "Filing Deadline" to June 19, 2006. The Registration Rights Agreement was filed as Exhibit 10.49 to the registrant’s Registration Statement on Form S-11 filed with the Securities and Exchange Commission on February 10, 2005. The Letter of Amendment is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1 Amendment No. 9 to Master Repurchase Agreement, dated as of May 1, 2006, by and between Credit Suisse First Boston Mortgage Capital LLC, Encore Credit Corp., ECC Capital Corporation and Bravo Credit Corporation.

10.2 Letter of Amendment to Registration Rights Agreement dated as of May 5, 2006, by and between Friedman Billings, Ramsey Group, Inc. and ECC Capital Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECC Capital Corporation

May 5, 2006	By:	/s/ Shahid S. Asghar

Name: Shahid S. Asghar
Title: President & Co-Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 9 to Master Repurchase Agreement, dated as of May 1, 2006, by and between Credit Suisse First Boston Mortgage Capital LLC, Encore Credit Corp., ECC Capital Corporation and Bravo Credit Corporation.
10.2	Letter of Amendment to Registration Rights Agreement dated as of May 5, 2006, by and between Friedman Billings, Ramsey Group, Inc. and ECC Capital Corporation.